APEX MUNICIPAL
FUND, INC.




FUND LOGO





Annual Report

June 30, 1997






This report, including the financial information herein, is transmitted to the shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper






APEX MUNICIPAL FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary


Custodian & Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
APX

Important Tax
Information
(unaudited)


All of the net investment income distributions declared monthly by Apex Municipal Fund, Inc. during its taxable year ended June
30, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

There were no capital gains distributions declared by the Fund during its taxable year ended June 30, 1997.

Please retain this information for your records.




DEAR SHAREHOLDERS


For the year ended June 30, 1997, Apex Municipal Fund, Inc. earned $0.661 per share income dividends, which included earned and unpaid dividends of $0.054. This represents a net annualized yield of 6.44%, based on a month-end per share net asset value of $10.25. Over the same period, the Fund's total investment return was +9.69%, based on a change in per share net asset value from $10.01 to $10.25, and assuming reinvestment of $0.661 per share income dividends.

For the six months ended June 30, 1997, the Fund's total investment return was +4.22%, based on a change in per share net asset value from $10.17 to $10.25, and assuming reinvestment of $0.325 per share income dividends.


The Municipal Market
Environment
The combination of continued low, if not diminishing, inflation and moderating economic growth allowed tax-exempt bond yields to move lower during the six months ended June 30, 1997. Interest rates initially had continued to rise in early 1997 in response to investor concerns that the Federal Reserve Board would initiate a series of interest rate increases to ensure that the economic growth seen at the end of 1997 would slacken before any inflationary pressures could be triggered. As measured by the Bond Buyer Revenue Bond Index, tax-exempt revenue bond yields rose approximately 20 basis points (0.20%) by early April 1997. However, as economic growth continued to slow and concerns of ongoing interest rate increases by the Federal Reserve Board abated, bond yields fell for the remainder of the six-month period ended June 30, 1997. By the end of June, tax-exempt bond yields had fallen to 5.78%, a decline of almost 15 basis points over the last six months. US Treasury bond yields exhibited a similar pattern of rising and falling over the last six months. However, US Treasury bond yields rose nearly 15 basis points over the last six months to 6.78% at the end of June 1997.

The municipal bond market's performance in recent months has been even more impressive given that there has been a noticeable deterioration in the strong technical position that had supported much of the tax-exempt bond market's performance in recent quarters. Over the last six months, municipalities issued over $90 billion in new long-term securities, an increase of approximately 2% compared to the first six months of 1996. However, during the last three months, over $55 billion in long-term municipal bonds was underwritten, an increase of nearly 10% versus the same period a year ago. The recent decline in municipal bond yields has led many issuers to accelerate their financing plans to take advantage of current low interest rates. Over $21 billion in long-term tax-exempt bonds was issued in June 1997, an increase of over 15% versus the June 1996 issuance. Additionally, the state of New Jersey issued $2.8 billion in taxable municipal debt in June. This added to an already heavy supply position.

Fortunately, investor demand has remained very positive thus far in 1997. Property and casualty insurance companies have continued to be very active in the 15-year--20-year maturity sector. Also, municipal investors continue to receive significant cash flows from tax-exempt bond maturities, coupon income and the proceeds from advanced and current refundings. In January 1997, investors received over $20 billion in such assets. In the months of June and July, investors are expected to receive over $50 billion in such payments. It is likely that, despite the continued allure of the domestic equity market, much of these assets have been and will be reinvested in tax-advantaged products suggesting that investor demand will remain strong going forward.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $350 million in New York Municipal Assistance Corp. bonds, $1 billion in New York City general obligation bonds, $930 million in Port Authority of New York and New Jersey issues, $565 million in Puerto Rico Building Authority issues, $600 million in state of California bonds, $256 million in Los Angeles Metropolitan Transportation Authority issues, $350 million in Orange County, Florida sales tax revenue bonds and $300 million in state of Florida bonds. These and other bond issues typically have been underwritten in states with high state income taxes and consequently generally were issued at yields that were relatively unattractive to residents in other states. This scenario has tended to offset the recent increase in supply as general market investors have ignored much of this specialty-state supply in favor of higher-yielding issues.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect of a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion for all of 1997, indicating that the recent increase in supply should return to the levels seen earlier this year. This may ensure that tax-exempt products remain an attractive investment alternative throughout 1997.

Portfolio Strategy
During the six-month period ended June 30, 1997, long-term tax-exempt securities, particularly those in the high-yield sector, held their value surprisingly well considering the volatility experienced in the Treasury market. A lack of supply of high-yield municipal bonds in the new-issue market coupled with heightened demand for these issues allowed this sector to successfully weather periods of instability and contributed directly to the Fund's relatively resilient net asset value. As a consequence, we were able to maintain a fully invested posture, thereby ensuring a stable dividend stream throughout the six-month period ended June 30, 1997.

Despite relatively low volume in the tax-exempt high-yield market, we successfully purchased $21.9 million in bonds bearing an average weighted yield of 7.60%. An example of one purchase is bonds issued by Tucson Electric Power Company. This investor-owned utility is emerging from serious financial straits dating back to the early 1990s and is demonstrating signs of continued improvement in its credit characteristics. In addition, the purchase reflects a continuation of our focus on corporate-related debt, a sector in which we have experienced a high degree of success resulting in an enhanced degree of performance relative to industry benchmarks.

For some time now, our strategy has been to actively manage the Fund's call exposure in an effort to seek to lock in price premiums when available, ensure stability of the dividend stream and redeploy assets toward new commitments with better performance characteristics. Portfolio activity during the six months ended June 30, 1997 has typified this approach as most of our new purchases were financed by the sale of securities possessing a minimal degree of call protection and trading well in excess of par. While not without risk, this strategy affords the potential for the enhancement of total return while at the same time limiting the dividend erosion implicit in a portfolio possessing limited average call protection.

In Conclusion
We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.


Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



July 16, 1997





Portfolio
Abbreviations


To simplify the listings of Apex Municipal
Fund, Inc.'s portfolio holdings in the
Schedule of Investments, we have abbrev-iated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development
           Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
UT       Unlimited Tax



SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
                  S&P       Moody's   Face                                                                            Value
STATE             Ratings   Ratings  Amount    Issue                                                                (Note 1a)
Alabama--1.2%     AA        Aa      $ 1,500    Birmingham, Alabama, Special Care Facilities Financing
                                               Authority, Revenue Refunding Bonds (Daughters of Charity--Saint
                                               Vincent's), 5% due 11/01/2025                                        $  1,355
                  B+        NR*       1,000    Brewton, Alabama, Industrial Development Board, PCR,
                                               Refunding (Container Corporation American Project),
                                               8% due 4/01/2009                                                        1,078

Arizona--2.5%     NR*       NR*       3,915    Fort Mojave Indian Tribe, Arizona, Water and Sewer Revenue
                                               Bonds, 10.25% due 9/01/2019 (a)                                         1,957
                  NR*       NR*       3,000    Navajo County, Arizona, IDA, IDR (Stone Container Corp.
                                               Project), AMT, 7.40% due 4/01/2026                                      3,079

Arkansas--1.9%    NR*       NR*         395    Alma, Arkansas, Health Facilities Board Revenue Bonds,
                                               10.50% due 12/01/2019                                                     426
                  NR*       NR*         395    Conway, Arkansas, Public Facilities Board, Health Care Revenue
                                               Bonds (Creative Living Project), 10.50% due 12/01/2019                    426
                  NR*       NR*         395    Hope, Arkansas, Health Facilities Board Revenue Bonds
                                               (Omega Home), 10.50% due 12/01/2019                                       426
                  NR*       NR*         790    Little Rock, Arkansas, Health Facilities Board Revenue Bonds
                                               (Community Life Services), 10.50% due 12/01/2019                          851
                  NR*       NR*         790    Pine Bluff, Arkansas, Health Facilities Board Revenue Bonds
                                               (Jenkins Housing), 10.50% due 12/01/2019                                  851
                  NR*       NR*         395    Texarkana, Arkansas, Public Facilities Board, Health Care Revenue
                                               Bonds (Housing Opportunities Addition Project), 10.50% due
                                               12/01/2019                                                                426
                  NR*       NR*         395    West Helena, Arkansas, Health Facilities Board Revenue Bonds
                                               (Delta House), 10.50% due 12/01/2019                                      426

California--2.8%  BBB-      Baa       5,000    Foothill/Eastern Transportation Corridor Agency, California,
                                               Toll Road Revenue Bonds (Senior Lien), Series A, 6.50%**
                                               due 1/01/2028                                                             758
                  NR*       NR*       2,000    Long Beach, California, Redevelopment Agency, M/F Housing
                                               Revenue Bonds (Pacific Court Apartments), Issue B, AMT, 6.95%
                                               due 9/01/2023                                                           1,300
                  NR*       NR*      12,915    San Joaquin Hills, California, Transportation Corridor Agency,
                                               Toll Road Revenue Bonds, Senior Lien, 6.75%** due 1/01/2019             3,511

Colorado--3.8%    NR*       NR*       1,700    Colorado Postsecondary Educational Facilities Authority Revenue
                                               Bonds (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017       1,746
                  BBB       Baa1      2,500    Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                               Series B, 7.25% due 11/15/2023                                          2,757
                  NR*       NR*       3,000    Denver, Colorado, Urban Renewal Authority, Tax Increment
                                               Revenue Bonds (Downtown Denver), AMT, Series A, 7.75%
                                               due 9/01/2016                                                           3,037

Florida--8.3%     NR*       NR*       1,000    Arbor Greene, Florida, Community Development District,
                                               Special Assessment Revenue Bonds, 7.60% due 5/01/2018                   1,013
                  NR*       NR*       9,449    Florida, HFA, M/F Housing Revenue Bonds (Palm Aire Retirement
                                               Facilities Project), AMT, Series S, 10% due 1/01/2020 (a)               6,614
                  NR*       NR*       4,820    Miami Beach, Florida, Redevelopment Agency, Tax Increment
                                               Revenue Bonds, AMT, 9.125% due 12/01/2004                               5,340
                  NR*       NR*       3,575    Tampa Palms, Florida, Open Space and Transportation Community
                                               Development District Revenue Bonds (Capital Improvement--Richmond
                                               Place Project), 7.50% due 5/01/2018                                     3,617

Georgia--4.5%     NR*       NR*       3,965    Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                               Housing Mortgage Revenue Bonds (Northside Plaza Apartments
                                               Project), 9.75% due 11/01/2020                                          4,302
                  NR*       NR*       2,375    Hancock County, Georgia, COP, 8.50% due 4/01/2015                       2,594
                  NR*       NR*       1,965    Rockdale County, Georgia, Development Authority, Solid Waste
                                               Disposal Revenue Bonds (Visy Paper Inc. Project), AMT, 7.40%
                                               due 1/01/2016                                                           2,078

Illinois--5.0%    BB+       Baa2      4,575    Chicago, Illinois, O'Hare International Airport, Special
                                               Facilities Revenue Bonds United Airlines, Inc.), Series
                                               1984-B, 8.85% due 5/01/2018                                             5,175
                  NR*       NR*       3,190    Illinois Development Finance Authority, Prime Health Care
                                               Centers Facilities, Acquisition Program Revenue Bonds,
                                               7.75% due 12/01/2016                                                    3,251
                  BBB-      NR*       1,550    Metropolitan Pier and Exposition Authority, Illinois,
                                               Hospitality Facilities Revenue Bonds (McCormick Place
                                               Convention), 6.25% due 7/01/2017                                        1,580

Indiana--1.1%     NR*       NR*       2,000    Wabash, Indiana, Solid Waste Disposal Revenue Bonds
                                               (Jefferson Smurfit Corp. Project), AMT, 7.50% due 6/01/2026             2,117

Iowa--5.9%        NR*       NR*      10,000    Iowa Finance Authority, Health Care Facilities, Revenue
                                               Refunding Bonds (Care Initiatives Project), 9.25% due 7/01/2025        11,836

Louisiana--4.1%   NR*       Baa2      3,000    Lake Charles, Louisiana, Harbor and Terminal District,
                                               Port Facilities Revenue Refunding Bonds (Trunkline Co.
                                               Project), 7.75% due 8/15/2022                                           3,410
                  NR*       A         1,000    Louisiana Public Facilities Authority, Student Loan Revenue
                                               Refunding Bonds, AMT, Series A-3, 7% due 9/01/2006                      1,060
                  BB        NR*       3,500    Port New Orleans, Louisiana, IDR, Refunding (Continental
                                               Grain Company Project), 7.50% due 7/01/2013                             3,775

Maryland--2.6%    NR*       NR*       5,000    Maryland State Energy Financing Administration, Limited
                                               Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                               AMT, 7.40% due 9/01/2019                                                5,311

Massachusetts     NR*       NR*       1,655    Boston, Massachusetts, Industrial Development Financing
--6.3%                                         Authority, Solid Waste Disposal Facilities Revenue Bonds
                                               (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                          1,866
                  NR*       NR*       3,400    Massachusetts State Health and Educational Facilities Authority
                                               Revenue Bonds (Farren Care Center), Series A, 10.375% due 6/01/2010     3,820
                  NR*       NR*       1,965    Massachusetts State Industrial Finance Agency, Educational
                                               Institution Revenue Bonds (Center for Human Development),
                                               9.375% due 7/01/2015                                                    2,169
                  NR*       NR*       2,400    Massachusetts State Industrial Finance Agency, Sewage
                                               Facility Revenue Bonds (Resource Control Composting, Inc.
                                               Project), AMT, 9.25% due 6/01/2010                                      2,546
                  NR*       NR*       2,000    Massachusetts State Port Authority, Special Project Revenue
                                               Bonds (Harborside Hyatt), AMT, 10% due 3/01/2026                        2,228

Michigan--1.7%    NR*       NR*       2,050    Wayne Charter County, Michigan, Special Airport Facilities,
                                               Revenue Refunding Bonds (Northwest Airlines, Inc.),
                                               6.75% due 12/01/2015                                                    2,175
                  BBB-      Baa       1,200    Wayne County, Michigan, Downriver Sewer Disposal System
                                               Revenue Bonds, Series A, 7% due 11/01/2013                              1,292

Minnesota--1.8%   NR*       NR*       3,335    Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza
                                               Apartments Project), AMT, 9.375% due 12/01/2024                         3,545

Missouri--0.5%    BBB-      NR          980    Joplin, Missouri, IDA, Hospital Facilities Revenue Refunding
                                               and Improvement Bonds (Tri-State Osteopathic), 8.25% due 12/15/2014     1,071

New Jersey                                     Camden County, New Jersey, Improvement Authority, Lease
--6.4%                                         Revenue Bonds (Holt Hauling & Warehousing), Series A:
                  NR*       NR*       2,000       9.625% due 1/01/2011                                                 2,211
                  NR*       NR*       4,500       9.875% due 1/01/2021                                                 5,028
                  NR*       NR*       1,500    New Jersey, EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                               7% due 10/01/2014                                                       1,574
                  NR*       Aaa       6,000    New Jersey, EDA, Revenue Bonds (Saint Barnabas Project), 5.60%**
                                               due 7/01/2019 (b)                                                       1,780
                                               New Jersey Health Care Facilities Financing Authority Revenue
                                               Bonds (d):
                  NR*       NR*         980       (Riverwood Center), Series A, 9.90% due 7/01/2001                    1,185
                  AAA       Aaa       1,000       (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2000            1,118

SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
                  S&P       Moody's   Face                                                                            Value
STATE             Ratings   Ratings  Amount    Issue                                                                (Note 1a)
New Mexico--4.1%                               Farmington, New Mexico, PCR (Tucson Electric
                                               Power Co.--San Juan Project):
                  BB+       Ba1     $ 3,000       Refunding, Series B, 6.30% due 12/01/2016                         $  3,068
                  B-        B2        5,000       Series A, 6.95% due 10/01/2020                                       5,189

New York--8.2%    NR*       NR*       7,150    New York City, New York, IDA, Civic Facilities Revenue
                                               Bonds (Amboy Properties Corporation Project), 9.625%
                                               due 6/01/2015                                                           7,692
                  NR*       NR*       1,500    New York City, New York, IDA, Revenue Bonds (Visy Paer Inc.
                                               Project), AMT, 7.95% due 1/01/2028                                      1,657
                  NR*       NR*       3,500    Port Authority of New York and New Jersey, Special Obligation
                                               Revenue Bonds (Special Project--KIAC), AMT, Series 4, Fifth
                                               Installment, 6.75% due 10/01/2019                                       3,717
                                               Utica, New York, Public Improvement Bonds, UT:
                  CCC       B           700       9.25% due 8/15/2004                                                    778
                  CCC       B           700       9.25% due 8/15/2005                                                    783
                  CCC       B           635       9.25% due 8/15/2006                                                    715
                  CCC       B           475       8.50% due 8/15/2013                                                    513
                  CCC       B           475       8.50% due 8/15/2014                                                    513

Oregon--0.5%      NR*       NR*       1,000    Western Generation Agency, Oregon, Cogeneration Project
                                               Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                               7.40% due 1/01/2016                                                     1,057

Pennsylvania      NR*       NR*       5,000    Lehigh County, Pennsylvania, General Purpose Authority
--15.4%                                        Revenue Bonds (Wiley House--Kid's Peace), 8.75% due 11/01/2014          5,208
                  NR*       NR*       3,150    Montgomery County, Pennsylvania, Higher Education and Health
                                               Authority Revenue Bonds (Retirement Community--GDL Farms),
                                               Series A, 9.50% due 1/01/2000 (d)                                       3,578
                  NR*       NR*       1,000    Montgomery County, Pennsylvania, IDA, First Mortgage Revenue
                                               Refunding Bonds (Meadowood Corporation Project), Series A,
                                               10.25% due 12/01/2020                                                   1,099
                  BBB-      Baa2      3,000    Pennsylvania Economic Development Financing Authority, Exempt
                                               Facilities Revenue Bonds (MacMillan Limited Partnership Project),
                                               AMT, 7.60% due 12/01/2020                                               3,411
                  NR*       NR*       1,000    Pennsylvania Economic Development Financing Authority, IDR
                                               (Gehl Co., Inc. Project), AMT, Series F, 9% due 9/01/2010               1,090
                  NR*       NR*       4,000    Pennsylvania Economic Development Financing Authority,
                                               Recycling Revenue Bonds (Ponderosa Fibres Project), AMT,
                                               Series A, 9.25% due 1/01/2022                                           2,912
                  BBB       Baa3      1,000    Pennsylvania Economic Development Financing Authority,
                                               Wastewater Treatment Revenue Bonds (Sun Company Inc.--R & M
                                               Project), AMT, Series A, 7.60% due 12/01/2024                           1,133
                  AAA       Aaa       2,000    Pennsylvania State Higher Education Assistance Agency,
                                               Student Loan Revenue Bonds, RIB, AMT, Series B, 7.955% due
                                               3/01/2022 (c)(e)                                                        2,077
                  NR*       NR*       4,000    Pennsylvania State Higher Educational Facilities Authority,
                                               College and University Revenue Bonds (Eastern College),
                                               Series B, 8% due 10/15/2025                                             4,278
                  NR*       NR*       5,500    Philadelphia, Pennsylvania, IDR, Refunding (Commercial
                                               Development Philadelphia Airport), AMT, 7.75% due
                                               12/01/2017                                                              5,983

Texas--4.8%       NR*       NR*       1,460    Angelina County, Texas, Jail Facilities Financing Corporation,
                                               Criminal Detention Center, Mortgage Revenue Bonds, 9.75%
                                               due 8/01/2009 (a)                                                          --
                  NR*       NR*       6,035    Bexar County, Texas, Health Facilities Development Corporation
                                               Revenue Bonds (Heartway Corporation), Series 1989-A-1,
                                               10.25% due 3/01/2019 (a)                                                5,130
                  B+        Ba2       2,500    Houston, Texas, Airport System, Special Facilities Revenue
                                               Bonds (Continental Airlines Terminal Improvement), AMT,
                                               Series B, 6.125% due 7/15/2027                                          2,482
                  NR*       Ba2         945    Nolan County, Texas, Industrial Development Corporation,
                                               IDR (US Gypsum Company Project), 7.25% due 12/01/2014                   1,013
                  BB        Ba        1,000    Odessa, Texas, Junior College District, Revenue Refunding
                                               Bonds, Series A, 8.125% due 12/01/2018                                  1,086
                  NR*       NR*       3,530    Pecos County, Texas, Jail Facilities Financing Corporation,
                                               Criminal Detention Center, Mortgage Revenue Bonds, 9.75% due
                                               8/01/2009 (a)                                                              --

Virginia--0.9%    AAA       Aaa       2,000    Upper Occoquan, Virginia, Regional Sewer Authority Revenue
                                               Bonds, Series A, 4.75% due 7/01/2029 (b)                                1,743

West Virginia     NR*       NR*       6,050    Fayette County, West Virginia, Commercial Development
--3.3%                                         Commission, Revenue Refunding Bonds (MPC Incorporated
                                               Project), 9.75% due 2/01/2011                                           6,594

                  Total Investments (Cost--$192,625)--97.6%                                                          195,590

                  Other Assets Less Liabilities--2.4%                                                                  4,782
                                                                                                                    --------
                  Net Assets--100.0%                                                                                $200,372
                                                                                                                    ========

               (a)Non-income producing security.
               (b)MBIA Insured.
               (c)AMBAC Insured.
               (d)Prerefunded.
               (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1997.
                 *Not Rated.
                **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$192,624,759) (Note 1a)                         $195,590,444
                    Cash                                                                                          72,444
                    Receivables:
                      Interest                                                             $  3,785,943
                      Securities sold                                                         1,186,140        4,972,083
                                                                                           ------------
                    Prepaid expenses and other assets                                                             53,142
                                                                                                            ------------
                    Total assets                                                                             200,688,113
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                       155,818
                      Investment adviser (Note 2)                                               103,708          259,526
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        56,262
                                                                                                            ------------
                    Total liabilities                                                                            315,788
                                                                                                            ------------

Net Assets:         Net assets                                                                              $200,372,325
                                                                                                            ============

Capital:            Common Stock, $.10 par value, 150,000,000 shares authorized;
                    19,544,644 shares issued and outstanding (Note 4)                                       $  1,954,464
                    Paid-in capital in excess of par                                                         215,230,388
                    Undistributed investment income--net                                                       1,197,502
                    Accumulated realized capital losses on investments--net (Note 5)                         (20,975,714)
                    Unrealized appreciation on investments--net                                                2,965,685
                                                                                                            ------------
                    Total capital--Equivalent to $10.25 net asset value per share of
                    Common Stock (market price--$9.9375)                                                    $200,372,325
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 1997
Investment          Interest and amortization of premium and discount earned                                $ 14,197,382
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,294,588
                    Transfer agent fees                                                          60,541
                    Accounting services (Note 2)                                                 45,978
                    Directors' fees and expenses                                                 39,962
                    Professional fees                                                            38,596
                    Printing and shareholder reports                                             25,213
                    Listing fees                                                                 24,510
                    Custodian fees                                                               17,093
                    Pricing fees                                                                  9,309
                    Other                                                                        16,306
                                                                                           ------------
                    Total expenses                                                                             1,572,096
                                                                                                            ------------
                    Investment income--net                                                                    12,625,286
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,036,737)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                         6,145,613
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 17,734,162
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    For the Year
                                                                                                   Ended June 30,
                    Increase (Decrease) in Net Assets:                                          1997             1996
Operations:         Investment income--net                                                 $ 12,625,286     $ 13,076,906
                    Realized loss on investments--net                                        (1,036,737)      (1,143,352)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          6,145,613         (121,191)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     17,734,162       11,812,363
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                  (12,927,160)     (12,893,934)
Shareholders                                                                               ------------     ------------
(Note 1e):          Net decrease in net assets resulting from dividends to
                    shareholders                                                            (12,927,160)     (12,893,934)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   4,807,002       (1,081,571)
                    Beginning of year                                                       195,565,323      196,646,894
                                                                                           ------------     ------------
                    End of year*                                                           $200,372,325     $195,565,323
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,197,502     $  1,499,376
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.
                                                                                    For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:              1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $  10.01   $  10.06  $  10.10  $  10.40   $  10.31
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .64        .67       .71       .75        .84
                    Realized and unrealized gain (loss) on
                    investments--net                                       .26       (.06)     (.04)     (.30)       .09
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .90        .61      .67        .45        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.66)      (.66)     (.71)     (.75)      (.84)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.25   $  10.01  $  10.06  $  10.10   $  10.40
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 9.9375   $  9.125  $  9.375  $  9.875   $ 10.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     16.66%      4.54%     2.57%   (2.26%)      7.34%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   9.69%      6.87%     7.61%     4.53%      9.52%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .79%       .90%      .91%      .88%       .60%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                              .79%       .90%      .91%      .88%       .81%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.34%      6.66%     7.14%     7.24%      8.18%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $200,372   $195,565  $196,647  $197,466   $201,760
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                     79%        56%       20%       12%        11%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1997 were $151,860,041 and $153,887,777, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:

                                    Realized      Unrealized
                                     Losses         Gains

Long-term investments             $(1,036,737)   $ 2,965,685
                                  -----------    -----------
Total                             $(1,036,737)   $ 2,965,685
                                  ===========    ===========

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,965,685, of which $12,340,082 related to appreciated securities and $9,374,397 related to depreciated securities. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $192,624,759.

4. Common Stock Transactions:
At June 30, 1997, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. During the year ended June 30, 1997, shares issued and outstanding remained constant at 19,544,644. At June 30, 1997, total paid-in capital amounted to $217,184,852.


5. Capital Loss Carryforward:
At June 30, 1997, the Fund had a net capital loss carryforward of approximately $19,575,000, of which $274,000 expires in 1998, $1,527,000 expires in 1999, $4,876,000 expires in 2001, $2,775,000 expires in 2002, $1,754,000 expires in 2003, $7,057,000 expires in
2004 and $1,312,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On July 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.053860 per share, payable on July 30, 1997 to shareholders of record as of July 21, 1997.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders,
Apex Municipal Fund, Inc.:

We have audited the accompanying statement of assets, liabilities, and capital, including the schedule of investments, of Apex Municipal Fund, Inc., as of June 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial highlights present fairly, in all material respects, the financial position of Apex Municipal Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 30, 1997
</AUDIT-REPORT>